UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT



       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): October 20, 1998

      JB Oxford Holdings, Inc.
      (Exact name of registrant as specified in its charter)


      UTAH                                           0-16240
      (State of incorporation or organization)       (Commission File Number)


      95-4099866
      (I.R.S. Employer Identification No.)


      9665 Wilshire Blvd., Suite 300;  Beverly Hills, California   90212
      (Address of principal executive offices)                     (Zip Code)


      Registrant's telephone number, including area code       (310) 777-8888





ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) JB Oxford Holdings, Inc. (the "Company") has appointed Arthur Andersen LLP as its independent public accountants for the fiscal year ending December 31, 1998 to replace the firm of BDO Seidman, LLP, who was dismissed as auditors of the Company effective October 20, 1998.

The decision to change independent accountants was recommended by the Company's Chairman of the Board, and was approved by the Company's Board of Directors. This decision to change independent accountants was made in connection with a change in control of the Board of Directors and new management's strategic plan, and is not a reflection on the quality of work by BDO Seidman.

The audit reports of BDO Seidman, LLP on the Company's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1997 and 1996, and in the subsequent interim period, there were no disagreements with BDO Seidman, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of BDO Seidman, LLP would have caused BDO Seidman, LLP to make reference to the matter in their report.

During the two most recent fiscal years, there have been no reportable events as defined in Regulation S-K Item 304 (a) (1) (v). In the current year, the Company has been advised by BDO Seidman, LLP that it believes additional documentation will be needed to support the fair value used to establish the Company's non-cash interest expense charged upon (i) the issuance of new convertible debt, and (ii) the modification of existing convertible debt, during the second quarter of 1998. The Company used a discounted market price in its computation of non-cash interest expense. BDO Seidman, LLP has recommended the Company obtain an independent valuation expert's opinion on the value of the equity instruments underlying the convertible debt. The Company has not had discussions with its new independent public accounts regarding documentation requirements on the above issue. In accordance with Regulation S-K Item 304 (a) (1) (v) (D) (1), the Company has reported this matter because BDO Seidman, LLP could not resolve this issue as BDO Seidman, LLP will not be the Company's certified independent auditors at the Company's fiscal year end.


     (b)	The Company engaged Arthur Andersen LLP as its new independent accountants effective October 20, 1998. During the two most recent fiscal years and through October 20, 1998, the Company has not consulted with Arthur Andersen LLP regarding (1) the application of accounting principles to any transaction, (2) the type of audit opinion that might be rendered on the Company's financial statements, (3) any disagreement or reportable event as those terms are described or defined in Items 304 (a) (1) (iv) and 304 (a)
(1) (v) of Regulation S-K, or (4) any other matters or events set forth in
Item 304 (a) (2) of Regulation S-K.



Pursuant to the requirements of the Securities Exchange Act of 1934, JB Oxford Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





JB Oxford Holdings, Inc.




__/s/_James G. Lewis__________
James G. Lewis
President and Chief Executive Officer



October 27, 1998